THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

LOAN CONVERSION AGREEMENT

TO:	MIDWEST URANIUM CORPORATION (the "Company")
Suite 29-303 La Ronge Avenue
La Ronge, Saskatchewan, Canada
S0J 1L0

WHEREAS:

A.	From July 30, 2007 to September 03, 2008, a lender cumulatively advanced $384,784.38 to the Company pursuant to a series of promissory notes;

B.

On March 31, 2009, the lender assigned and transferred all of its right, title and interest in the amount of $__________________ (the “Loan”) to _________________________ (the “Subscriber”) pursuant to an Assignment of Debt Agreement dated March 31, 2009 between the lender and the Subscriber; and

C.	The Subscriber has agreed to convert the Loan into common shares of the Company pursuant to the terms and conditions of this Agreement.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties hereto agree as follows:

1. Acknowledgement of Debt

1.1 The Company and the Subscriber acknowledge and agree that the Company is indebted to the Subscriber in the amount of the Loan.

2. Subscription and Release

2.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably agrees to convert the entire amount of the Loan into common shares of the Company at a conversion price per common share of $0.1051 (such subscription and agreement to convert being the “Subscription”), for an aggregate of _________________ common shares of the Company (the “Shares”).

2.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Shares, as fully paid and non-assessable to the Subscriber in exchange for and upon the conversion of the Loan. The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement, all amounts outstanding under the Loan will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Loan.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company the following documents:

(a)	an executed copy of this Agreement; and

(b)	an Investor Questionnaire (the "Questionnaire") in the form attached as Exhibit A.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4. Closing

4.1 Closing of the offering of the Shares (the “Closing”) shall occur on or before May 31, 2009, or on such other date as may be determined by the Company in its sole discretion (the "Closing Date").

5. Acknowledgements and Agreements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)

none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	other than as contemplated herein, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 ("NI 45-106") adopted by the British Columbia Securities Commission (the "BCSC");

(d)

the decision to execute this Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(g)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or the Questionnaire;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of the Company are quoted for trading on the OTC Bulletin Board;

(j)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(k)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

	(ii)	applicable resale restrictions;

(l)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell in Canada any of the Shares under the Securities Act (British Columbia) (the "B.C. Act") and Multilateral Instrument 45-102 adopted by the BCSC;

(m)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(o)	no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

(p)	there is no government or other insurance covering any of the Shares; and

(q)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(b)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(d)	the Subscriber has received and carefully read this Agreement;

(e)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Agreement;

(f)	the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

(ii)

is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and

(iv) represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(g)	the Subscriber is acquiring the Shares as principal for investment only and not with a view to resale or distribution;

(h)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(j)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(k)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(l)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)

the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(n)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(o)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(p)	the Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(q)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(r)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares;

	(ii)	that any person will refund the purchase price of any of the Shares;

	(iii)	as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board; and

(s)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

	(i)	a fully completed and executed Questionnaire in the form attached hereto as Exhibit A, and

	(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

6.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7. Representations and Warranties will be Relied Upon by the Company

7.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the acquisition by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such securities.

8. Resale Restrictions

8.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

9. Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

10. Legending and Registration of Subject Securities

10.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation, such legend to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11. Collection of Personal Information

11.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the transactions contemplated herein. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the transactions contemplated herein, including legal counsel, and may be included in record books in connection with the transactions contemplated herein. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12. British Columbia Resale Restriction

12.1 The Subscriber acknowledges that the Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

12.2 Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Shares were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Shares is to be imprinted with a restrictive legend (the "Canadian Legend").

12.3 By executing and delivering this Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the Subscriber.

12.4 As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

13. Costs

13.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

14. Governing Law

14.1 This Agreement is governed by the laws of the Province of British Columbia.

15. Currency

15.1 Any reference to currency is to the currency of the United States of America unless otherwise indicated.

16. Survival

16.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

17. Assignment

17.1 This Agreement is not transferable or assignable.

18. Severability

18.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19. Entire Agreement

19.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20. Notices

20.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Agreement and notices to the Company shall be directed to it at Suite 29-303 La Ronge Avenue, La Ronge, Saskatchewan, Canada, S0J 1L0.

21. Counterparts and Electronic Means

21.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Form of Identification and Number)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Agreement in respect of the Shares are hereby accepted by Midwest Uranium Corporation.

DATED at Vancouver, British Columbia, the _______day of ____________, 2009.

MIDWEST URANIUM CORPORATION

Per:
Authorized Signatory

EXHIBIT A

BRITISH COLUMBIA QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (tick one or more of the following boxes):

(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]

(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]

(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

(F)	an accredited investor	[ ]

(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]

(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]

(I)	purchasing as principal Shares with an aggregate acquisition cost of not less than CDN$150,000	[ ]

3.	if the Subscriber has checked box B, C, D, E, G or H in paragraph 3 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.

if the Subscriber has ticked box F in Section 2 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

	[ ]	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

	[ ]	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements; or

	[ ]	(e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of ____________, 2009.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity